LONG-TERM DEBT	12 Months Ended
Dec. 31, 2018
Long Term Debts [Abstract]
Disclosure of debt instruments [text block]
11. LONG-TERM DEBT

Long-term debt consists of the following:

	As at December 31	As at December 31
(in millions of U.S. dollars)	2018	2017
LONG-TERM DEBT
Senior unsecured notes - due November 15, 2022 (a)	495.3	494.3
Senior unsecured notes - due May 15, 2025 (b)	285.2	283.4
Credit Facility (c)	-	230.0
Total long-term debt	780.5	1,007.7

(a) Senior Unsecured Notes – due November 15, 2022
In 2012, the Company issued $500.0 million of senior unsecured notes (“2022 Unsecured Notes”). As at December 31, 2018, the face value was $500.0 million. The 2022 Unsecured Notes are denominated in U.S. dollars, mature and become due and payable on November 15, 2022, and bear interest at the rate of 6.25% per annum. Interest is payable in arrears in equal semi-annual instalments on May 15 and November 15 of each year.

The Company incurred transaction costs of $9.9 million which have been offset against the carrying amount of the 2022 Unsecured Notes and are being amortized to net earnings using the effective interest method.

The 2022 Unsecured Notes are subject to a minimum interest coverage incurrence covenant of earnings before interest, taxes, depreciation, amortization, impairment, and other non-cash adjustments to interest of 2:1. The test is applied on a pro-forma basis prior to the Company incurring additional debt, entering into business combinations or acquiring significant assets, or certain other corporate actions. There are no maintenance covenants.

The 2022 Unsecured Notes are redeemable by the Company in whole or in part:

During the 12-month period beginning on November 15 of the years indicated at the redemption prices below, expressed as a percentage of the principal amount of the 2022 Unsecured Notes to be redeemed, plus accrued and unpaid interest, if any, to the redemption date:
·

Date	Redemption prices (%)
2018	102.08%
2019	101.04%
2020 and thereafter	100.00%

(b) Senior Unsecured Notes – due May 15, 2025
In 2017, the Company issued $300.0 million of senior unsecured notes (“2025 Unsecured Notes”). As at December 31, 2018, the face value was $300.0 million. The 2025 Unsecured Notes are denominated in U.S. dollars, mature and become due and payable on May 15, 2025, and bear interest at the rate of 6.375% per annum. Interest is payable in arrears in equal semi-annual instalments on May 15 and November 15 of each year.

The Company incurred transaction costs of $10.7 million which have been offset against the carrying amount of the 2025 Unsecured Notes and are being amortized to net earnings using the effective interest method.

The 2025 Unsecured Notes are subject to a minimum interest coverage incurrence covenant of earnings before interest, taxes, depreciation, amortization, impairment, and other non-cash adjustments to interest of 2:1. The test is applied on a pro-forma basis prior to the Company incurring additional debt, entering into business combinations or acquiring significant assets, or certain other corporate actions. There are no maintenance covenants.

The 2025 Unsecured Notes are redeemable by the Company in whole or in part:

·	At any time prior to May 15, 2020 at a redemption price of 100% of the aggregate principal amount of the 2025 Unsecured Notes, plus a make-whole premium (consisting of future interest that would have been paid up to the first call date of May 15, 2020), plus accrued and unpaid interest, if any, to the redemption date.

·
During the 12-month period beginning on May 15 of the years indicated at the redemption prices below, expressed as a percentage of the principal amount of the 2025 Unsecured Notes to be redeemed, plus accrued and unpaid interest, if any, to the redemption date:

Date	Redemption prices (%)
2020	104.78%
2021	103.19%
2022	101.59%
2023 and thereafter	100.00%

(c) Credit Facility
The Company holds a revolving credit facility (the “Credit Facility”) with a maturity date of August 2021 and has a borrowing limit of $400.0 million. Previously, the Credit Facility was secured by New Afton and Mesquite. The Company sold Mesquite in October 2018, which resulted in its removal as security for the Credit Facility. The Company has granted to its lenders under the Credit Facility a security interest in Rainy River; the maximum amount available to be drawn under the Credit Facility was $225.0 million until the Company completed perfection of the new Rainy River security in February 2019. In the current period, the Company extended the maturity date of the Credit Facility to August 2021 from its previous maturity date of August 2020 and as a result incurred $0.6 million in financing initiation costs.

The Credit Facility contains various covenants customary for a loan facility of this nature, including limits on indebtedness, asset sales and liens. The Credit Facility contains three covenant tests, the minimum interest coverage ratio, being earnings before interest, taxes, depreciation, amortization, exploration, impairment and other non-cash adjustments (“Adjusted EBITDA”) to interest, the maximum net debt to Adjusted EBITDA ratio (“Leverage Ratio”), and the maximum gross secured debt to Adjusted EBITDA (“Secured Leverage Ratio), all of which are measured on a rolling four-quarter basis at the end of every quarter. Significant financial covenants are as follows:

		Twelve months ended December 31	Twelve months ended December 31
Financial Covenant		2018	2017
FINANCIAL COVENANTS
Minimum interest coverage ratio (Adjusted EBITDA to interest)	>3.0 : 1	4.5 : 1	4.7 : 1
Maximum leverage ratio (net debt to Adjusted EBITDA)	<4.5 : 1	2.6 : 1	3.1 : 1
Maximum secured leverage ratio (secured debt to Adjusted EBITDA)	<2.0 : 1	0.4 : 1	N/A

The interest margin on drawings under the Credit Facility ranges from 1.25% to 3.75% over LIBOR, the Prime Rate or the Base Rate, based on the Company’s Leverage Ratio and the currency and type of credit selected by the Company. Based on the Company’s Leverage Ratio, the rate is 3.25% over LIBOR as at December 31, 2018 (December 31, 2017 – 3.25%). The standby fees on undrawn amounts under the Credit Facility range from 0.51% to 0.84%, depending on the Company’s Leverage Ratio. Based on the Company’s Leverage Ratio, the rate is 0.73% as at December 31, 2018 (December 31, 2017 – 0.73%).

During the year ended December 31, 2018, the Company repaid $230.0 million under the Credit Facility, reducing the outstanding amount to $nil as at December 31, 2018. As at December 31, 2018, letters of credit amounting to $110.8 million have been issued through the Credit Facility (December 31, 2017 - $138.8 million). Letters of credit relate to reclamation bonds, and other financial assurances required with various government agencies.

The following is a summary of the changes in liabilities arising from financing activities for the year ended December 31, 2018:

	As at December 31, 2017	Borrowings	Repayments	Fair Value changes	Interest & Accretion	Foreign Exchange	As at December 31, 2018
LIABILITIES ARISING FROM FINANCING ACTVITIES
Long-term debt	1,007.7	-	(230.0)	-	2.8	-	780.5
Interest payable (1)	6.9	-	(59.4)	-	59.4	-	6.9
Gold stream obligation	273.5	-	(15.0)	(78.3)	-	-	180.2
Total	1,288.1	-	(304.4)	(78.3)	62.2	-	967.6
1.	For the purposes of this reconciliation, interest paid for the year ended December 31, 2018 excludes $3.8 million in standby fees on the Credit Facility and fees on the Company’s issued letters of credit.